Exhibit 99.1

READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2021 RESULTS

-	GAAP EARNINGS PER COMMON SHARE OF $0.61 -
-	DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $0.64 -
-	DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY OF 17.3% -

New York, New York, November 4, 2021 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial loans, today reported financial results for the quarter ended September 30, 2021.

“The strength of originations and earnings from the first half of the year continued to accelerate through the third quarter. The quarter over quarter growth in Distributable Earnings reflects the evolution of our business, driven by increased scale, expanded capabilities and an attractive economic climate,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “Our focus on providing life-cycle financing to small balance commercial properties continues to differentiate Ready Capital from the peer group and our diverse platform continues to produce attractive returns for our shareholders.”

Third Quarter Highlights

●	Declared and paid dividend of $0.42 per share in cash with Distributable Earnings coverage of the dividend at 1.5x
●	Total investments of $2.3 billion, including $1.2 billion in SBC originations and acquisitions, $1.0 billion of residential mortgage loans, and $138.3 million of U.S. Small Business Administration 7(a) loans
●	Total year-to-date investment activity of $6.8 billion, 67% year-over-year growth
●	Adjusted net book value of $15.06 per share of common stock as of September 30, 2021, 1.5% year-over-year growth
●	Completed the Company’s sixth CRE CLO with $652.5 million of transitional loans securitized at an 83% advance rate and weighted average cost of 1.3%

Subsequent Events

●	Issued $350 million of 4.5% Senior Secured Notes to retire $180 million of 7.5% Senior Secured Notes due February 2022 and for reinvestment into the Company’s investment pipeline

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines Distributable Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”), realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2021
Net Income	$46,535
Reconciling items:
Unrealized gain on mortgage servicing rights	(147)
Impact of ASU 2016-13 on accrual loans	(1,329)
Non-recurring REO impairment	(10)
Merger transaction costs and other non-recurring expenses	5,485
Total reconciling items	$3,999
Income tax adjustments	(1,169)
Distributable earnings	$49,365
Less: Distributable earnings attributable to non-controlling interests	802
Less: Income attributable to participating shares	2,444
Distributable earnings attributable to common stockholders	$46,119
Distributable Earnings per common share - basic and diluted	$0.64

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Distributable Return on Equity is based on Distributable Earnings, which adjusts U.S. GAAP Net Income for the items in the Distributable Earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Friday, November 5, 2021 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2021.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13724143

The playback can be accessed through November 19, 2021.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small-to-medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multi-family, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	September 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$209,769	$138,975
Restricted cash	52,692	47,697
Loans, net (including $12,162 and $13,795 held at fair value)	2,384,497	1,550,624
Loans, held for sale, at fair value	549,917	340,288
Paycheck Protection Program loans (including $9,873 and $74,931 held at fair value)	1,784,826	74,931
Mortgage backed securities, at fair value	117,681	88,011
Loans eligible for repurchase from Ginnie Mae	149,723	250,132
Investment in unconsolidated joint ventures	125,547	79,509
Purchased future receivables, net	6,567	17,308
Derivative instruments	6,180	16,363
Servicing rights (including $107,589 and $76,840 held at fair value)	171,106	114,663
Real estate owned, held for sale	70,643	45,348
Other assets	196,827	89,503
Assets of consolidated VIEs	3,438,423	2,518,743
Total Assets	$9,264,398	$5,372,095
Liabilities
Secured borrowings	2,044,069	1,294,243
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	1,945,883	76,276
Securitized debt obligations of consolidated VIEs, net	2,676,265	1,905,749
Convertible notes, net	112,966	112,129
Senior secured notes, net	179,914	179,659
Corporate debt, net	333,975	150,989
Guaranteed loan financing	348,774	401,705
Contingent consideration	12,400	—
Liabilities for loans eligible for repurchase from Ginnie Mae	149,723	250,132
Derivative instruments	—	11,604
Dividends payable	33,564	19,746
Accounts payable and other accrued liabilities	189,194	135,655
Total Liabilities	$8,026,727	$4,537,887
Preferred stock Series C, liquidation preference $25.00 per share	8,361	—

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	—
Common stock, $0.0001 par value, 500,000,000 shares authorized, 72,919,824 and 54,368,999 shares issued and outstanding, respectively	7	5
Additional paid-in capital	1,115,471	849,541
Retained earnings (deficit)	(10,395)	(24,203)
Accumulated other comprehensive income (loss)	(6,276)	(9,947)
Total Ready Capital Corporation equity	1,210,185	815,396
Non-controlling interests	19,125	18,812
Total Stockholders’ Equity	$1,229,310	$834,208
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$9,264,398	$5,372,095

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(In Thousands, except share data)	2021	2020	2021	2020
Interest income	$105,136	$61,074	$281,554	$193,826
Interest expense	(50,136)	(43,823)	(156,312)	(134,162)
Net interest income before provision for loan losses	$55,000	$17,251	$125,242	$59,664
Recovery of (provision for) loan losses	(1,579)	4,231	(7,088)	(34,984)
Net interest income after recovery of (provision for) loan losses	$53,421	$21,482	$118,154	$24,680
Non-interest income
Residential mortgage banking activities	37,270	75,524	115,369	192,757
Net realized gain on financial instruments and real estate owned	23,210	7,507	49,239	22,118
Net unrealized gain (loss) on financial instruments	5,688	3,420	31,296	(43,762)
Servicing income, net of amortization and impairment of $2,798 and $7,344 for the three and nine months ended September 30, 2021, and $1,555 and $4,556 for three and nine months ended September 30, 2020, respectively	10,243	10,115	37,806	27,193
Income on purchased future receivables, net of allowance for (recovery of) doubtful accounts of ($279) and $1,260 for the three and nine months ended September 30, 2021, and $2,888 and $9,805 for three and nine months ended September 30, 2020, respectively	2,838	4,848	7,934	13,917
Income (loss) on unconsolidated joint ventures	3,548	1,996	6,100	(1,035)
Other income	5,674	4,496	5,557	40,163
Total non-interest income	$88,471	$107,906	$253,301	$251,351
Non-interest expense
Employee compensation and benefits	(24,537)	(27,612)	(71,584)	(73,836)
Allocated employee compensation and benefits from related party	(3,804)	(2,250)	(9,226)	(4,750)
Variable expenses on residential mortgage banking activities	(24,380)	(30,918)	(61,286)	(87,494)
Professional fees	(6,900)	(4,158)	(12,754)	(8,632)
Management fees – related party	(2,742)	(2,714)	(8,061)	(7,941)
Incentive fees – related party	(2,775)	(1,134)	(3,061)	(4,640)
Loan servicing expense	(8,124)	(8,231)	(21,079)	(24,122)
Transaction related expenses	(2,629)	(6)	(10,202)	(63)
Other operating expenses	(12,926)	(10,448)	(45,600)	(41,927)
Total non-interest expense	$(88,817)	$(87,471)	$(242,853)	$(253,405)
Income before provision for income taxes	53,075	41,917	128,602	22,626
Income tax provision	(6,540)	(6,554)	(22,216)	(4,116)
Net income	$46,535	$35,363	$106,386	$18,510
Less: Dividends on preferred stock	1,999	—	5,504	—
Less: Net income attributable to non-controlling interest	756	805	1,859	551
Net income attributable to Ready Capital Corporation	$43,780	$34,558	$99,023	$17,959

Earnings per common share - basic	$0.61	$0.63	$1.47	$0.32
Earnings per common share - diluted	$0.60	$0.63	$1.46	$0.31

Weighted-average shares outstanding
Basic	71,618,168	54,626,995	66,606,749	53,534,497
Diluted	71,787,228	54,704,611	66,768,918	53,612,113

Dividends declared per share of common stock	$0.42	$0.30	$1.24	$0.95

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

	Three Months Ended September 30, 2021
			Small	Residential
		SBC	Business	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	Lending	Banking	Other	Consolidated
Interest income	$18,954	$55,230	$28,739	$2,213	$—	$105,136
Interest expense	(11,951)	(29,300)	(6,511)	(2,374)	—	(50,136)
Net interest income before provision for loan losses	$7,003	$25,930	$22,228	$(161)	$—	$55,000
Recovery of (provision for) loan losses	1,217	(2,774)	(22)	—	—	(1,579)
Net interest income after recovery of (provision for) loan losses	$8,220	$23,156	$22,206	$(161)	$—	$53,421
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$37,270	$—	$37,270
Net realized gain on financial instruments and real estate owned	4,699	4,192	14,319	—	—	23,210
Net unrealized gain on financial instruments	1,211	4,256	74	147	—	5,688
Servicing income, net	—	998	1,497	7,748	—	10,243
Income on purchased future receivables, net	—	—	2,838	—	—	2,838
Income on unconsolidated joint ventures	2,506	1,042	—	—	—	3,548
Other income	1,167	2,778	1,696	31	2	5,674
Total non-interest income	$9,583	$13,266	$20,424	$45,196	$2	$88,471
Non-interest expense
Employee compensation and benefits	—	(7,034)	(10,716)	(5,399)	(1,388)	(24,537)
Allocated employee compensation and benefits from related party	(383)	—	—	—	(3,421)	(3,804)
Variable expenses on residential mortgage banking activities	—	—	—	(24,380)	—	(24,380)
Professional fees	(411)	(782)	(582)	(1,534)	(3,591)	(6,900)
Management fees – related party	—	—	—	—	(2,742)	(2,742)
Incentive fees – related party	—	—	—	—	(2,775)	(2,775)
Loan servicing expense	(1,694)	(2,640)	(426)	(3,364)	—	(8,124)
Transaction related expenses	—	—	—	—	(2,629)	(2,629)
Other operating expenses	(1,108)	(3,969)	(4,139)	(1,908)	(1,802)	(12,926)
Total non-interest expense	$(3,596)	$(14,425)	$(15,863)	$(36,585)	$(18,348)	$(88,817)
Income (loss) before provision for income taxes	$14,207	$21,997	$26,767	$8,450	$(18,346)	$53,075
Total assets	$1,249,569	$4,546,757	$2,462,862	$570,236	$434,974	$9,264,398

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

	Nine Months Ended September 30, 2021
			Small	Residential
		SBC	Business	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	Lending	Banking	Other	Consolidated
Interest income	$53,919	$141,040	$80,304	$6,291	$—	$281,554
Interest expense	(36,206)	(81,402)	(29,698)	(6,997)	(2,009)	(156,312)
Net interest income before provision for loan losses	$17,713	$59,638	$50,606	$(706)	$(2,009)	$125,242
Recovery of (provision for) loan losses	2,405	(9,032)	(461)	—	—	(7,088)
Net interest income after recovery of (provision for) loan losses	$20,118	$50,606	$50,145	$(706)	$(2,009)	$118,154
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$115,369	$—	$115,369
Net realized gain on financial instruments and real estate owned	465	14,992	33,782	—	—	49,239
Net unrealized gain on financial instruments	8,240	9,197	3,055	10,804	—	31,296
Servicing income, net	—	2,520	12,966	22,320	—	37,806
Income on purchased future receivables, net	—	—	7,934	—	—	7,934
Income on unconsolidated joint ventures	5,058	1,042	—	—	—	6,100
Other income (loss)	3,240	5,602	(3,454)	84	85	5,557
Total non-interest income	$17,003	$33,353	$54,283	$148,577	$85	$253,301
Non-interest expense
Employee compensation and benefits	$—	$(13,580)	$(26,097)	$(29,114)	$(2,793)	$(71,584)
Allocated employee compensation and benefits from related party	(926)	—	—	—	(8,300)	(9,226)
Variable expenses on residential mortgage banking activities	—	—	—	(61,286)	—	(61,286)
Professional fees	(1,306)	(1,725)	(1,930)	(1,929)	(5,864)	(12,754)
Management fees – related party	—	—	—	—	(8,061)	(8,061)
Incentive fees – related party	—	—	—	—	(3,061)	(3,061)
Loan servicing expense	(4,829)	(7,968)	(468)	(7,814)	—	(21,079)
Transaction related expenses	—	—	—	—	(10,202)	(10,202)
Other operating expenses	(4,958)	(11,718)	(19,209)	(6,325)	(3,390)	(45,600)
Total non-interest expense	$(12,019)	$(34,991)	$(47,704)	$(106,468)	$(41,671)	$(242,853)
Income (loss) before provision for income taxes	$25,102	$48,968	$56,724	$41,403	$(43,595)	$128,602
Total assets	$1,249,569	$4,546,757	$2,462,862	$570,236	$434,974	$9,264,398